UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

Prudential Annuities Life Assurance Corporation

(Exact name of registrant as specified in its charter)

Connecticut	033-44202	06-1241288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Corporate Drive

Shelton, Connecticut 06484

(Address of principal executive offices and zip code)

(203) 926-1888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	8.01 Other Events.

Effective January 1, 2012, Prudential Annuities Life Assurance Corporation, (the “Company”), adopted new authoritative guidance related to: (1) the retrospective application of the presentation of comprehensive income and; (2) the retrospective application of new guidance regarding which costs relating to acquisition of new or renewal insurance contracts qualify for deferral as deferred policy acquisition costs (“DAC”). This Current Report on Form 8-K reflects the impact of the adoption of this guidance on the Company’s previously issued Annual Report on Form 10-K for the year ended December 31, 2011. For further details related to the impact of these adoptions see Note 2 to the Financial Statements. The following items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 have been amended to reflect the retrospective application of these items within Exhibit 99.1 of this Current Report on Form 8-K:

•	Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”
•	Part II, Item 7A, “Quantitative and Qualitative Disclosures about Market Risk”
•	Part II, Item 8, “Financial Statements and Supplementary Data”

The revised sections noted above within this Current Report on Form 8-K have not been updated for any other activities or events occurring after March 9, 2012, the date this information was filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2011 Annual Report, as specified in such Exhibit. This Current Report on Form 8-K should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 3012 and September 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, dated November 28, 2012.

99.1

Revised items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011:

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

Part II, Item 8, Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2012

Prudential Annuities Life Assurance Corporation

By:	/s/ Thomas J. Diemer
Name: Thomas J. Diemer Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, dated November 28, 2012.

99.1

Revised items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011:

Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and

Results of Operations

Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

Part II, Item 8, Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

FORWARD-LOOKING STATEMENTS

Certain of the statements included in this Annual Report on Form 8-K, including but not limited to those in Management’s Discussion and Analysis of Financial Condition and Results of Operations, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Annuities Life Assurance Corporation. There can be no assurance that future developments affecting Prudential Annuities Life Assurance Corporation will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates, or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs or value of business acquired; (9) changes in our financial strength or credit ratings; (10) investment losses, defaults and counterparty non-performance; (11) competition in our product lines and for personnel; (12) changes in tax law; (13) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (15) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities; (16) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (17) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (18) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; and (19) changes in statutory or U.S. GAAP accounting principles, practices or policies. Prudential Annuities Life Assurance Corporation does not intend, and is under no obligation, to update any particular forward-looking statement included in this document. See “Risk Factors” included in this Annual Report on Form 8-K for a discussion of certain risks relating to our businesses and investment in our securities.

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